UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 26, 2012

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 – Entry into a Material Definitive Agreement” in a Current Report on Form 8-K filed by Equity Residential, a Maryland real estate investment trust (the “Company”), on November 26, 2012, is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 – Entry into a Material Definitive Agreement” in a Current Report on Form 8-K filed by the Company on November 26, 2012 is incorporated herein by reference. The issuance by the Company of common shares constituting a portion of the total consideration payable pursuant to the Asset Purchase Agreement entered into by the Company and its operating partnership, ERP Operating Limited Partnership (“ERPOP”), with AvalonBay Communities, Inc., Archstone Enterprise LP and Lehman Brothers Holdings Inc. described therein will be made in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, or another applicable exemption.

Item 8.01. Other Events.

On November 28, 2012, the Company agreed to sell 19,000,000 shares (the “Firm Securities”) of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) in a public offering pursuant to a Terms Agreement, dated as of November 28, 2012, among the Company, ERPOP, and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., and Wells Fargo Securities, LLC, as representatives of the underwriters named therein. The Company granted the underwriters an option to purchase an additional 2,850,000 Common Shares (the “Option Securities” and together with the Firm Securities, the “Securities”).

The Securities will be issued pursuant to a prospectus supplement dated November 28, 2012, a prospectus dated October 15, 2010 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-169956) filed on October 15, 2010 with the SEC. Copies of the prospectus supplement and prospectus may be obtained by contacting the Company at the address on the cover page of this Current Report on Form 8-K. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Terms Agreement dated November 28, 2012, among Equity Residential, ERP Operating Limited Partnership and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: November 29, 2012	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

ERP OPERATING LIMITED PARTNERSHIP

By: Equity Residential, its general partner

Date: November 29, 2012	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated November 28, 2012, among Equity Residential, ERP Operating Limited Partnership and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)